Exhibit 99.1

For immediate release

Data Storage Completes Merger of Flagship Solutions Group

MELVILLE, N.Y., June 3, 2021 — Data Storage Corporation (Nasdaq: DTST) (“DSC” and the “Company”), a provider of diverse business continuity, disaster recovery protection and cloud solutions, today announced it has completed the previously announced merger of Data Storage FL, LLC, a wholly-owned subsidiary of the Company, with and into Flagship Solutions, LLC (“Flagship”), with Flagship surviving as a wholly-owned subsidiary of the Company. Flagship’s Chief Executive Officer Mark Wyllie will continue as CEO of the new Flagship subsidiary following the Merger, and has joined DSC’s Board of Directors.

Chuck Piluso, CEO of DSC, stated, “We are delighted to complete this merger following our recent follow-on public offering and uplisting to Nasdaq. This transaction significantly expands our service offering and should be highly synergistic with our existing IBM operations. We are now well positioned as a a leading, one-stop provider of multi-cloud IT solution, with the abilty to cross-sell solutions across our respective enterprise and middle-market customers.”

Mark Wyllie, CEO of Flagship, further noted, “We are excited to join the Data Storage team, and believe the timing is ideal with many customers migrating to the IBM cloud. We expect this market to continue to grow as the the IBM on-premise server market has only begun to transition to the cloud in the last few years. Through the merger, we now have access to additional resources and infrastructure that we believe will help us further accelerate our growth.”

Additional details of the transaction are available in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 10, 2021 and available at www.sec.gov.

About Data Storage Corporation

The Company delivers and supports a broad range of premium technology solutions focusing on IaaS, data storage protection and IT management. Clients look to DSC to ensure disaster recovery, business continuity, enhance security, and to meet increasing industry, state and federal regulations. The Company markets to businesses, government, education and the healthcare industry by leveraging leading technologies. Through its business units, the Company provides IaaS, SaaS, DRaaS, VoIP, IBM Power systems and storage hardware with managed IT services. For more information, please visit http://www.DataStorageCorp.com.

About Flagship Solutions Group

Flagship provides IBM solutions, managed services, and cloud solutions worldwide. These include data center strategic planning and hybrid cloud implementations based on a wide range of assessments that look at virtualization, server consolidation, security, and infrastructure-focused integration. Flagship’s managed services include cloud-based server monitoring and management, 24×7 helpdesk support, and data center infrastructure management.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are intended to be covered by the safe harbor created thereby. Forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. The forward-looking statements include statements regarding the merger being highly synergistic with the Company’s existing IBM operations, the timing of the merger being ideal with many customers migrating to the IBM cloud, the IBM cloud market’s continued growth and Flagship’s access to additional resources and infrastructure further accelerating its growth. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can provide no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the Company’s ability to achieve the synergies expected with its existing IBM business, the Company’s ability to benefit from the IBM cloud migration underway, the Company’s ability to leverage Flagship’s access to additional resources and infrastructure to further accelerate its growth,the Company’s ability to position itself for future profitability and the Company’s ability to maintain its Nasdaq listing. These risks should not be construed as exhaustive and should be read together with the other cautionary statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was initially made. Except as required by law, the Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or otherwise .

Investor Relations Contact:
Crescendo Communications, LLC

Tel: 212-671-1021

Email: DTST@crescendo-ir.com